united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 5/31/20

Item 1. Reports to Stockholders.

FormulaFolios US Equity Fund

Semi-Annual Report

May 31, 2020

1-855-907-3233

www.formulafoliofunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.formulafoliofunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

FormulaFolio Investments (FormulaFolios) is a Registered Investment Advisor that offers a distinct approach compared to traditional asset management. FormulaFolios uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms; however, FormulaFolios focuses on longer-term market trends and lower Fund turnover rather than using a high-frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FormulaFolios focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FormulaFolios believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios US Equity Fund Shareholder,

The first half of the fiscal year ending November 29, 2020 was a prime reminder of just how uncertain markets can be in the short-run.

Following modest growth in fiscal-year 2019, US stocks underwent dramatic volatility during the first half of FY 2020. As a result of the outbreak of the COVID-19 virus, by March 15, 2020, the S&P 500 had dropped almost -32% from its recent high levels set just over a month earlier. The first quarter in 2020 was among the worst quarters in the history of the S&P 500. A sharp recovery in the second quarter helped provide one of the best quarters for the S&P 500 in history.

The rally has continued from market lows in March, and major US stock indices have recovered much of their lost values with large-cap stocks outperforming small-cap stocks.

Helping propel the recovery in equities was massive fiscal and monetary stimulus and better-than-expected recovery in critical sectors such as manufacturing.

The unemployment rate skyrocketed to 13.3% - its highest level since the great depression, prompting dramatic action from the Fed. The Fed cut interest rates to zero and started a new asset buying program, helping stabilize markets.

Though broad markets were able to begin recovering from a tough start to the year, it is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many years.

The following pages of this semi-annual report include information about your Fund, as well as a discussion regarding the global economic environment during the fiscal period ended May 31, 2020 and how recent prevailing economic factors affected Fund performance.

Please remember all securities markets fluctuate, as do Fund prices. Though it is impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk

Founder

FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economics In Review

The first half of the fiscal year ending November 30, 2020 started on a positive note for US stock markets as the equity gains of 2019 continued into the new year.

Through February 19, the S&P 500 Index had risen 8.25% as the Index continued to rally after the signing of the “Phase One” trade deal with China. By the end of the month, it had declined almost -6% after the spread of the COVID-19 virus worldwide.

Markets declined dramatically in March as COVID-19 spread like wildfire, with the S&P 500 having fallen -28.33% by March 23. The index began to recover swiftly however, with April and May staging dramatic recoveries, recording 12.82% and 4.76% growth respectively. The S&P 500 finished down only -2.10% by the end of the first half of the fiscal year.

Helping markets recover was a strong fiscal and monetary response; the Fed slashed prime rates to zero, and the federal government passed a massive stimulus program to help the struggling economy.

While the S&P 500 mostly recovered, larger companies outperformed smaller companies. Major US stock large cap stocks were nearly flat for the first half of the fiscal year with the S&P 500 Index losing -2.10% and the Russell 2000 Index falling -13.53%.

Lagging their US counterparts, international stocks finished the period firmly in negative territory, failing to recover at the steep recovery rates of the US.

The consistent theme of international stocks underperforming the US in recent years continued as losses were more significant overseas. International stocks largely did not receive the same fiscal and monetary support as US stocks, likely subduing asset price recovery.

The total return for the MSCI EAFE Index was -11.48% while the total return for the MSCI Emerging Markets Index was -9.69% by the end of the first half of the fiscal year.

Other asset classes such as commodities and bonds diverged, as bonds rose and commodities fell.

Oil prices experienced dramatic price swings, with May delivery oil futures even dipping into negative prices in April just before expiration. Oil prices stabilized in May to finish the period down -31.76%.

Gold prices were positive as investors looked to safe-haven asset classes throughout the period, with prices barely drifting below where they started. Helped by falling interest rates and global uncertainty, the metal closed the period up 17.98%.

The Bloomberg Barclays Aggregate US Bond Index also closed the period positive, gaining 5.40%, as falling interest rates created a tailwind for the asset class. Contributing to this growth, the Fed resumed its asset buying program to inject liquidity into markets.

As a whole, it was a very turbulent period for global investment markets.

Fund Performance Summary

For the fiscal period ended May 31, 2020, Institutional Class shares of the FormulaFolios US Equity Fund underperformed its primary benchmark on a total return basis.

The Fund had a cumulative total return of - 16. 12% for the 6 months ended May 31, 2020. In comparison, the Fund’s primary benchmark, the Russell 3000, which is a broad measure of total US stock market performance, posted a -2.91% cumulative total return.

Some of this underperformance relative to the benchmark can be attributed to the style of equities held inside the Fund throughout the year. While the Fund can invest its assets in the securities of large capitalization companies, the Fund may also invest in equity securities of small and mid-cap companies.

While the Russell 3000 Index measures the performance of the 3,000 largest publicly traded US companies, the Index is market capitalization weighted, so larger companies account for a greater portion of total performance than smaller companies. The Index also holds a blend of both value and growth-oriented stocks (as opposed to skewing more toward either growth or value companies).

During the most recent period, the Fund had a higher weight to mid-cap and small-cap companies than the Russell 3000 Index. These smaller sized companies did not perform as well as large-cap stocks during the period. The large-cap S&P 500 Index experienced a -2.10%% return for the period while the small-cap Russell 2000 Index experienced a smaller -13.35% return.

Furthermore, the Fund maintained a value bias for its holdings (as opposed to a more growth or blended oriented weighting). During the most recent period, growth stocks outperformed value stocks as a whole. The Russell 3000 Growth Index experienced a 7.57% return for the period while the Russell 3000 Value Index experienced a smaller -14.02% return.

Relative to the Morningstar mid-cap value category, the current Morningstar category for the Fund based on its most recent underlying holdings, the Fund experienced a slightly better total return of -16.02% compared to -16.54% for the category.

Based on the prevailing market conditions throughout the year, the Fund determined smaller value-oriented companies were more attractive going forward than larger growth-oriented companies which may be overextended from the bull market that started in 2009.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Investment Strategy

At FormulaFolio Investments, we are committed to our methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal. When selecting investments for the Fund, our models utilize a proprietary three factor model to select up to 50 stocks from the Russell 3000 Index. The three factors are fundamental, technical, and macro-economic. These factors aim to ensure the Fund selects only the most fundamentally sounds companies, only selects companies with positive interest in the markets, and only invests assets when the broad US stock market appears to be favorable for investing.

The Fund does not have targeted industry exposure, but is mindful of industry weightings. The Fund will typically hold 40-50 individual US equities, though the number may vary. Due to the diversity in how markets are measured and how holdings are selected, the Fund has built-in defensive measures that allow it to take defensive positions, including cash, to limit catastrophic losses and preserve capital during poor market conditions, while still seeking long-term participation in equity bull markets. For example, during adverse market, economic, political, or other prevailing conditions, the

Fund may invest up to 100% of assets in cash or cash equivalent investments.

Maintaining the ability to seek defensive positions is consistent with the overarching philosophy of FormulaFolio Investments, though it may cause the Fund to temporarily deviate from the objective of holding 40-50 individual US equities. By taking defensive positions, volatility and drawdowns may be minimized while giving the Fund the potential to achieve desirable returns during favorable investment environments.

How Market Conditions Affected Fund

The average capitalization and style of the individual equities held were the largest contributors to Fund performance relative to the benchmark.

Throughout the period, the Fund maintained a higher weight toward smaller companies, with a value bias compared to the Russell 3000 Index benchmark. This skewed returns as larger companies and growth oriented companies outperformed smaller companies and value oriented companies.

While large-cap US stocks indices experienced stronger performance (the S&P 500 Index lost -2.10%) during the period, small-cap stocks as measured by the Russell 2000 lost -13.53%.

Similarly, the Russell 3000 Growth Index experienced a 7.57% return for the period while the Russell 3000 Value Index experienced a smaller -14.02% return.

Though many factors affected the Fund and resulted in a smaller company value orientation, macroeconomic deterioration from COVID-19 shutdowns seemed to be the most prominent factor influencing asset prices.

Typically, value stocks are a safer place than growth stocks when markets appear overpriced or when volatility is heightened. However, this value posture resulted in a drag in total returns for the period.

A Look Ahead for Next Half of the Year

The Fund is approximately 74% invested in US equities as of the end of the period ended May 31, 2020, slightly under the 80% or higher objective of the Fund.

In light of economic recession resulting from COVID-19, the Fund has taken a more defensive position to hedge against global macroeconomic risks.

Though the economy is in recession, most experts believe that a recovery is underway as a result of the monetary and fiscal stimulus measures taken.

Furthermore, the Fed has maintained that it will do whatever it can to support markets, which could help support continued economic recovery as interest rates remain near zero.

Considering the uncertain underlying fundamental data and potential for further volatility, the Fund model remains cautious going into the second half of Fiscal Year 2020.

It is important to be mindful that markets are always unknown and conditions can change without notice, but under current conditions, we believe equities have the potential for further gains over the next period.

Thank you for your continued investment in the FormulaFolios US Equity Fund. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

S&P 500 Index - The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks.

MSCI EAFE Index - The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

MSCI Emerging Markets Index - The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries (such as Brazil, China, and India). With 846 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country

Russell 2000 Index – The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for small-cap US stocks. This index measures the performance of the 2000 smallest publicly traded US stocks within the larger Russell 3000 Index (the Russell 3000 seeks to benchmark the entire US stock market)

S&P 500 Forward Price-to-Earnings Level - The S&P 500 forward price-to-earnings ratio (forward P/E) is a valuation method used to compare the Index’s current price to its expected combined per-share earnings for the next 12 months.

FORMULAFOLIOS US EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
May 31, 2020

The Fund’s performance figures* for the periods ended May 31, 2020, as compared to its benchmarks:

			Annualized	Annualized
	Six Months	One Year	Three Year	Since Inception (1)
FormulaFolios US Equity Fund - Institutional Class	(16.12)%	(8.88)%	(3.22)%	0.82%
FormulaFolios US Equity Fund - Investor Class	(16.53)%	(9.85)%	(4.23)%	(0.14)%
S&P 500 Total Return Index (2)	(2.10)%	12.84%	10.23%	11.63%
Russell 3000 Total Return Index (3)	(2.91)%	11.46%	9.54%	11.18%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s Prospectus dated April 1, 2020 are 1.18% and 2.18% for the Institutional Class and Investor Class, respectively. After fee waivers, the Fund’s total annual operating expenses are 1.14% and 2.14% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-855-907-3233.

(1)	Inception date was December 17, 2015.

(2)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

(3)	The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization. Investors may not invest directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Top Ten Holdings By Industry Sector	% of Net Assets
Healthcare-Services	7.7%
Biotechnology	6.3%
Computers	3.1%
Software	3.0%
Insurance	2.6%
Commercial Services	1.9%
Transportation	1.8%
Retail	1.7%
Pharmaceutical	1.7%
Apparel	1.6%
Other Assets in excess of Liabilities	68.6%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

FORMULAFOLIOS US EQUITY FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2020

Shares		Fair Value
	COMMON STOCK - 43.3%
	ADVERTISING - 1.5%
35,488	Omnicom Group, Inc.	$1,944,387

	AEROSPACE/DEFENSE - 1.5%
4,899	Lockheed Martin Corp.	1,902,968

	APPAREL - 1.6%
21,092	NIKE, Inc.	2,079,249

	BANKS - 1.5%
13,770	Credicorp Ltd.	1,897,781

	BIOTECHNOLOGY - 6.3%
12,086	Biogen, Inc. *	3,711,490
15,069	Vertex Pharmaceuticals, Inc. *	4,339,269
		8,050,759
	COMMERCIAL SERVICES - 1.9%
34,370	ManpowerGroup, Inc.	2,376,342

	COMPUTERS - 3.1%
32,290	Amdocs Ltd.	2,010,375
43,502	NetApp, Inc.	1,937,579
		3,947,954
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
22,866	Evercore, Inc.	1,260,145

	FOOD - 1.5%
17,017	The JM Smucker Co.	1,938,747

	HEALTHCARE-SERVICES - 7.7%
7,576	Anthem, Inc.	2,228,177
74,491	Centene Corp. *	4,935,029
6,395	Humana, Inc.	2,626,107
100	UnitedHealth Group, Inc.	30,485
		9,819,798
	HOME BUILDERS - 0.3%
4,632	Thor Industries, Inc.	399,278

	INSURANCE - 2.6%
20,624	American Financial Group, Inc.	1,242,390
40,075	First American Financial Corp.	2,023,387
		3,265,777
	IRON/STEEL - 1.5%
20,326	Reliance Steel & Aluminum Co.	1,971,622

	PACKAGING & CONTAINERS - 1.5%
19,487	Packaging Corp. of America	1,976,177

	PHARMACEUTICALS - 1.7%
13,802	Eli Lilly and Co.	2,111,016

	RETAIL - 1.7%
17,536	Tractor Supply Co.	2,139,743

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020

Shares		Fair Value
	COMMON STOCK - 43.3% (Continued)
	SEMICONDUCTORS - 1.6%
32,133	Intel Corp.	$2,022,130

	SOFTWARE - 3.0%
7,147	Intuit, Inc.	2,074,917
9,521	Jack Henry & Associates, Inc.	1,721,968
		3,796,885
	TRANSPORTATION - 1.8%
29,737	Expeditors International of Washington, Inc.	2,271,015

	TOTAL COMMON STOCK (Cost - $51,170,417)	55,171,773

	SHORT-TERM INVESTMENT - 56.7%
	MONEY MARKET FUND - 56.7%
72,156,644	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 0.08% **	72,156,644
	TOTAL SHORT-TERM INVESTMENT (Cost - $72,156,644)

	TOTAL INVESTMENTS - 100.0%(Cost - $123,327,061)	$127,328,417
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)% ^	(34,162)
	NET ASSETS - 100.0%	$127,294,255

*	Non-Income producing security

**	Interest rate reflects seven-day effective yield on May 31, 2020.

^	Represents amount less than 0.05%

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
STATEMENT OF ASSETS & LIABILITIES (Unaudited)
May 31, 2020

ASSETS
Investment securities:
At cost	$123,327,061
At value	$127,328,417
Receivable for fund shares sold	254,947
Dividends and interest receivable	146,194
Prepaid expenses and other assets	28,306
TOTAL ASSETS	127,757,864

LIABILITIES
Payable for fund shares repurchased	314,386
Investment advisory fees payable	81,324
Distribution (12b-1) fees payable	17
Payable to related parties	4,721
Accrued expenses and other liabilities	63,161
TOTAL LIABILITIES	463,609
NET ASSETS	$127,294,255

NET ASSETS CONSIST OF:
Paid in capital	$184,326,313
Accumulated losses	(57,032,058)
NET ASSETS	$127,294,255

NET ASSET VALUE PER SHARE:
Institutional Class
Net Assets	$127,270,383
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,739,550
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.63

Investor Class
Net Assets	$23,872
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,865
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.33

(a)	Redemption price per share. The Fund imposes a 1.00% redemption fee for

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2020

INVESTMENT INCOME
Dividends	$1,406,412
Interest	176,247
TOTAL INVESTMENT INCOME	1,582,659

EXPENSES
Investment advisory fees	943,372
Distribution (12b-1) fees
Investor Class	96
Administrative service fees	116,608
Third party administrative servicing fees	114,692
Printing and postage expenses	30,679
Registration fees	24,444
Interest Expense	19,528
Custodian fees	18,449
Insurance expense	15,243
Trustees fees and expenses	13,834
Legal fees	11,926
Audit fees	8,926
Chief Compliance Officer fees	3,976
Other expenses	975
TOTAL EXPENSES	1,322,748

Less: Fees waived by the Adviser	(41,034)

NET EXPENSES	1,281,714

NET INVESTMENT INCOME	300,945

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(38,097,523)
Net change in unrealized appreciation/depreciation of investments	(7,011,261)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(45,108,784)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,807,839)

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019
	(Unaudited)
FROM OPERATIONS:
Net investment income	$300,945	$1,607,179
Net realized loss on investments	(38,097,523)	(11,074,480)
Net change in unrealized appreciation/depreciation of investments	(7,011,261)	9,914,829
Net increase (decrease) in net assets resulting from operations	(44,807,839)	447,528

DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions Paid
Institutional Shares	(1,273,441)	(7,781,334)
Investor Shares	—	(25)
Net decrease in net assets resulting from distributions to shareholders	(1,273,441)	(7,781,359)

FROM SHARES OF BENEFICIAL INTEREST:
Institutional Class Shares:
Proceeds from shares sold	81,558,948	172,730,137
Reinvestment of distributions	1,219,734	7,035,047
Redemption fee proceeds	66,838	26,983
Payments for shares redeemed	(220,697,321)	(206,707,580)
	(137,851,801)	(26,915,413)
Investor Class Shares:
Proceeds from shares sold	11,160	265,000
Reinvestment of distributions	—	24
Payments for shares redeemed	—	(246,973)
	11,160	18,051

Net decrease in net assets resulting from shares of beneficial interest	(137,840,641)	(26,897,362)

TOTAL DECREASE IN NET ASSETS	(183,921,921)	(34,231,193)

NET ASSETS
Beginning of Period	311,216,176	345,447,369
End of Period	$127,294,255	$311,216,176

SHARE ACTIVITY
Institutional Class Shares:
Shares Sold	8,900,100	17,324,741
Shares Reinvested	116,721	794,023
Shares Redeemed	(24,402,017)	(21,277,718)
Net decrease in shares of beneficial interest outstanding	(15,385,196)	(3,158,954)

Investor Class Shares:
Shares Sold	1,198	26,756
Shares Reinvested	—	3
Shares Redeemed	—	(25,227)
Net increase in shares of beneficial interest outstanding	1,198	1,532

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period indicated.

	Institutional Class
	For the		For the		For the	For the	For the
	Six Months Ended		Year Ended		Year Ended	Year Ended	Period Ended
	May 31, 2020		November 30, 2019		November 30, 2018	November 30, 2017	November 30, 2016 (1)
	(Unaudited)

Net asset value, beginning of period	$10.33		$10.38		$11.78	$10.67	$10.00
Income from investment operations:
Net investment income (2)	0.01		0.05		0.12	0.09	0.02
Net realized and unrealized gain (loss) on investments	(1.67)		0.13	(10)	(0.42)	1.61	0.64
Total from investment operations	(1.66)		0.18		(0.30)	1.70	0.66
Less distributions from:
Net investment income	(0.04)		(0.05)		(0.08)	(0.02)	—
Net realized gains	—		(0.18)		(1.02)	(0.57)	—
Total distributions	(0.04)		(0.23)		(1.10)	(0.59)	—
Paid-in-Capital From Redemption Fees	0.00	(9)	0.00	(9)	0.00 (9)	0.00 (9)	0.01
Net asset value, end of period	$8.63		$10.33		$10.38	$11.78	$10.67
Total return (3)	(16.12	)% (8)	2.16%		(2.75)%	16.61%	6.70	% (8)
Net assets, at end of period (000s)	$127,270		$311,200		$345,446	$248,595	$119,780
Ratio of gross expenses to average net assets (4,5)	1.17	% (7)	1.19%		1.22%	1.28%	1.45	% (7)
Ratio of net expenses to average net assets (5)	1.14	% (7) (12)	1.15	% (11)	1.18%	1.22%	1.25	% (7)
Ratio of net investment income to average net assets (6)	0.28	% (7)	0.52%		1.08%	0.84%	0.21	% (7)
Portfolio Turnover Rate	195	% (8)	524%		367%	324%	378	% (8)

(1)	The FormulaFolios US Equity Fund commenced operations on December 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(11)	Effective April 1, 2019, the Adviser agreed to waive expenses greater than 1.12% per annum for the Portfolio’s average daily net assets. Prior to April 1, 2019, the agreement was 1.18% per annum for the Portfolio’s average daily net assets.

(12)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.15%
Net expenses to average net assets	1.12%
Net investment income to average net assets	0.30%

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period indicated.

	Investor Class
	For the		For the		For the	For the	For the
	Six Months Ended		Year Ended		Year Ended	Year Ended	Period Ended
	May 31, 2020		November 30, 2019		November 30, 2018	November 30, 2017	November 30, 2016 (1)
	(Unaudited)

Net asset value, beginning of period	$9.98		$10.08		$11.57	$10.61	$10.00
Income from investment operations:
Net investment income (loss) (2)	(0.04)		0.00	(10)	0.01	(0.03)	(0.00	) (10)
Net realized and unrealized gain (loss) on investments	(1.61)		0.08	(11)	(0.41)	1.58	0.61
Total from investment operations	(1.65)		0.08		(0.40)	1.55	0.61
Less distributions from:
Net investment income	—		—		(0.07)	(0.02)	—
Net realized gains	—		(0.18)		(1.02)	(0.57)	—
Total distributions	—		(0.18)		(1.09)	(0.59)	—
Paid-in-Capital From Redemption Fees	—		—		—	—	0.00	(10)
Net asset value, end of period	$8.33		$9.98		$10.08	$11.57	$10.61
Total return (3)	(16.53	)% (8)	1.08%		(3.73)%	15.29%	6.10	% (8)
Net assets, at end of period (000’s)	$24		$17		$1	$1	$156	(9)
Ratio of gross expenses to average net assets (4,5)	2.18	% (7)	2.19%		2.22%	2.28%	2.45	% (7)
Ratio of net expenses to average net assets (5)	2.14	% (7) (13)	2.15	% (12)	2.18%	2.22%	2.25	% (7)
Ratio of net investment income (loss) to average net assets (6)	(0.82	)% (7)	0.02%		0.07%	(0.16)%	(0.79	)% (7)
Portfolio Turnover Rate	195	% (8)	524%		367%	324%	378	% (8)

(1) The FormulaFolios US Equity Fund commenced operations on December 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Not annualized.

(9)	Actual net assets, not truncated.

(10)	Amount represents less than $0.01 per share.

(11)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(12)	Effective April 1, 2019, the Adviser agreed to waive expenses greater than 2.12% per annum for the Portfolio’s average daily net assets. Prior to April 1, 2019, the agreement was 2.18% per annum for the Portfolio’s average daily net assets.

(13)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	2.16%
Net expenses to average net assets	2.12%
Net investment income to average net assets	-0.80%

See accompanying notes to financial statements.

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2020

1.	ORGANIZATION

The FormulaFolios US Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to achieve long-term capital appreciation. The Fund commenced operations on December 17, 2015.

The Fund offers two classes of shares designated as Institutional Class and Investor Class. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2020 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$55,171,773	$—	$—	$55,171,773
Short-Term Investment	72,156,644	—	—	72,156,644
Total	$127,328,417	$—	$—	$127,328,417

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $340,557,219 and $517,863,566, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. FormulaFolio Investments, LLC serves as the Fund’s investment adviser (the “Adviser”).

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.87% of the Fund’s average daily net assets. For the six months ended May 31, 2020, the Fund incurred $943,372 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until March 31, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, taxes, borrowing costs, brokerage fees and commissions, acquired fund fees and expenses, expenses of other investment companies in which the Fund may invest or extraordinary expenses such as litigation) do not exceed 1.12% and 2.12% per annum of the Fund’s average daily net assets for Institutional Class and Investor Class shares, respectively through March 31, 2021.

Fees waived or expenses reimbursed may be recouped by the Adviser from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above. The Board may terminate this expense reimbursement arrangement at any time. For the six months ended May 31, 2020, the Adviser waived $38,034 in advisory fees due to the Waiver Agreement. The following amount are subject to recapture by the Fund until the following dates:

11/30/2020	11/30/2021	11/30/2022
$123,984	$119,488	$132,086

Distributor – The Fund has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser. The maximum amount of the fee authorized is 1.00% of the Fund’s average daily net assets for Investor Class shares. For the six months ended May 31, 2020, the Fund incurred distribution fees of $96 for Investor Class shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended May 31, 2020, there were no underwriting commissions paid for sales of Institutional Class or Investor Class shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the six months ended May 31, 2020, the Fund assessed $66,838 in redemption fees.

6.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Fund’s security lending procedures. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. As of May 31, 2020, the Fund has not begun Securities Lending.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at May 31, 2020, were as follows:

		Gross Unrealized	Gross Unrealized	Net Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
FormulaFolios US Equity Fund	$128,055,606	$129,989	$(857,178)	$(727,189)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2019	November 30, 2018
Ordinary Income	$7,509,917	$24,485,965
Long-Term Capital Gain	271,442	892,229
	$7,781,359	$25,378,194

FORMULAFOLIOS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

As of November 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$1,167,602	$—	$—	$(18,402,452)	$—	$6,284,072	$(10,950,778)

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized losses from security transactions are primarily attributable to the tax deferral of losses on wash sales.

At November 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$15,766,459	$2,635,993	$18,402,452

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of May 31, 2020, National Financial Services, LLC held 71.3% ownership of the voting securities of the Fund. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class. The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund to do so.

The performance of the Fund will be directly affected by the performance of this security. The annual report of the security, along with the report of the independent registered public accounting firm is included in the respective securities N-CSR available at "www.sec.gov". As of May 31, 2020, the percentage of the Portfolio's net assets invested in the Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class was approximately 56.7%.

11.	SUBSEQUENT EVENTS

On July 2, 2020, the Adviser sold all or a portion of their interest in the Adviser to AmeriLife Group, LLC (“AmeriLife”) and two executives of Brookstone Capital Management LLC (“BCM”), a majority-owned subsidiary of AmeriLife, Nadim “Dean” Zayed and Darryl Ronconi (the “Transaction”). As a result of the Transaction, AmeriLife owns over 50% of the voting interests of the Adviser and Mr. Zayed owns over 25% but less than 50%. Four of the Adviser’s original owners remain shareholders following the Transaction.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements except for the above.

FORMULAFOLIOS US EQUITY FUND
EXPENSE EXAMPLES (Unaudited)
May 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Hypothetical
			Actual		(5% return before expenses)
	Fund’s		Ending
	Annualized	Beginning	Account	Expenses	Ending	Expenses
	Expense	Account Value	Value	Paid During	Account Value	Paid During
	Ratio	12/1/19	5/31/20	Period *	5/31/20	Period *

Institutional Class	1.14%	$1,000.00	$838.80	$5.24	$1,019.30	$5.76
Investor Class	2.14%	$1,000.00	$834.70	$9.82	$1,014.30	$10.78

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

FORMULAFOLIOS US EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2020

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 14-15, 2019 the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the FormulaFolios US Equity Fund (the “FormulaFolios Fund”) and FormulaFolio Investments, LLC (“FormulaFolio”) (the “FormulaFolio Advisory Agreement”).

Based on their evaluation of the information provided by FormulaFolio, in conjunction with the FormulaFolio Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the FormulaFolio Advisory Agreement with respect to FormulaFolio Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the FormulaFolio Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the FormulaFolio Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the FormulaFolio Advisory Agreement and comparative information relating to the advisory fee and other expenses of the FormulaFolio Fund. The materials also included due diligence materials relating to FormulaFolio (including due diligence questionnaires completed by FormulaFolio, select financial information of FormulaFolio, bibliographic information regarding FormulaFolio’s key management and investment advisory personnel, and comparative fee information relating to the FormulaFolio Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the FormulaFolio Advisory Agreement with respect to the FormulaFolio Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement. In considering the approval of the FormulaFolio Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by FormulaFolio related to the proposed renewal of the FormulaFolio Advisory Agreement with respect to the FormulaFolios Fund, including FormulaFolio’s Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for the FormulaFolios Fund, including the individuals that primarily monitor and execute the investment process. The Board then discussed the extent of FormulaFolios research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered FormulaFolio’s specific responsibilities in all aspects of the day-to-day management of the FormulaFolios Fund. The Board also noted FormulaFolio’s steady growth, increased personnel and commitment to the algorithm. Additionally, the Board received satisfactory responses from the representative of FormulaFolio with respect to a series of important questions, including: whether FormulaFolio was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would

FORMULAFOLIOS US EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2020

conflict with its management of the FormulaFolios Fund; and whether FormulaFolio had procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by FormulaFolio of its practices for monitoring compliance with the FormulaFolios Fund’s investment limitations, noting that FormulaFolio’s CCO had processes to review the portfolio managers’ performance of their duties with respect to the FormulaFolios Fund to ensure compliance under FormulaFolio’s compliance program. The Board also noted FormulaFolio’s representation that the prospectus and the statement of additional information for the FormulaFolios Fund accurately describe and disclose the investment strategies of the FormulaFolios Fund. The Board then reviewed the capitalization of FormulaFolio based on financial information and other materials provided and discussed with FormulaFolio and concluded that FormulaFolio was sufficiently well-capitalized in order to meet its obligations to each of the FormulaFolios Funds. The Board also discussed FormulaFolio’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that FormulaFolio’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that FormulaFolio had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the FormulaFolio Advisory Agreement with respect to the FormulaFolios Fund and that the nature, overall quality and extent of the management services provided by FormulaFolio was satisfactory and reliable.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of the FormulaFolios Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended August 31, 2019. The Board noted that the FormulaFolios Fund underperformed its peer group median, Morningstar category median and benchmark for each period although performance was positive for the three year and since inception periods. The Board further noted that the FormulaFolios Fund was at the bottom of its peer group but held significant cash holdings which may have contributed to the underperformance as compared to the peer group and Morningstar category. After further discussion, the Board concluded that performance was acceptable although the Board would continue to monitor the FormulaFolios Fund’s relative performance.

Fees and Expenses. As to the costs of the services provided by FormulaFolio, the Board reviewed and discussed the FormulaFolios Fund’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Reports noting that the advisory fee was near the high end of its peer group and Morningstar category, although not the highest. The Board then reviewed the contractual arrangements for the FormulaFolios Fund, which stated that FormulaFolio had agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2021 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.12% and 1.12% of the FormulaFolios Fund’s average annual net assets, for Investor and Institutional Class Shares, respectively and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on FormulaFolio’s experience and expertise, and the services provided by FormulaFolio to the FormulaFolios Fund, the advisory fee charged by FormulaFolio to the FormulaFolios Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to FormulaFolio with respect to the FormulaFolios Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by FormulaFolio. With respect to the FormulaFolios Fund, the Board noted that profitability appears higher as a result of the automated algorithm developed and used by FormulaFolio and further noted FormulaFolio’s statement that it was making continuing investments in additional personnel and technology. The Board concluded that, based on the services provided and the projected growth of the FormulaFolios Funds, the anticipated profit from FormulaFolio’s relationship with the FormulaFolios Fund was not excessive.

FORMULAFOLIOS US EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2020

Economies of Scale. As to the extent to which the FormulaFolios Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed FormulaFolio’s expectations for growth of the FormulaFolios Fund. The Board also noted the recent reduction to the advisory fee and expense cap back in March 2019 and discussed with FormulaFolio the possibility of lowering the fees even further at a future date. After discussion, the Board concluded that significant additional economies of scale would likely not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the FormulaFolio Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from FormulaFolio as the Trustees believed to be reasonably necessary to evaluate the terms of the FormulaFolio Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the FormulaFolio Advisory Agreement , (a) the terms of the FormulaFolio Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the FormulaFolio Advisory Agreement is in the best interests of the FormulaFolio Fund and its shareholders. In considering the approval of the renewal of the FormulaFolio Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the FormulaFolio Advisory Agreement was in the best interest of the FormulaFolio Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the FormulaFolio Advisory Agreement.

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-907-3233 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
FormulaFolio Investments LLC
89 Ionia SW, Suite 600
Grand Rapids, MI 49503

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/7/20

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/7/20